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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  March 23, 2001

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                                KeraVision, Inc.
             (Exact name of registrant as specified in its charter)

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        Delaware                      000-26316                  45-1570294
(State or other jurisdiction of  (Commission File Number)       (I.R.S. Employer
incorporation or organization)                            Identification Number)


                              48630 Milmont Drive
                           Fremont, California  94538
                                 (510) 353-3000
  (Address, including zip code, and telephone number, including area code, of principal executive offices)

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Item 3.  Bankruptcy or Receivership

         On March 23, 2001, the Registrant publicly disseminated a press release announcing that the Registrant filed for chapter 11 protection under Title 11 of the United States Code. In connection therewith, the Registrant is moving toward a sale of all or substantially all of its assets.

         The foregoing description is qualified in its entirety by reference to the Registrant's Press Release dated March 23, 2001, a copy of which is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibits.

             99.1    Registrant's Press Release dated March 23, 2001.
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                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Fremont, State of California, on this 17th day of April, 2001.

                                    KeraVision, Inc.



                                    By:    /s/ Christopher James
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                                    Name:   Christopher James
                                    Title:  Vice President of Finance